                                                               EXHIBIT 10 (xvii)

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT
                    ----------------------------------------



     This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of December 19, 1994, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and ROBERT N. PARKE ("the Employee").

     WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992 (the "Agreement");

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

     NOW, THEREFORE, it is AGREED as follows:

     1. The first paragraph of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

          "(a) If during the term of this Agreement there is a change in control of the Company or the Bank (as hereinafter defined), the Employee shall be entitled to receive as a severance payment for services previously rendered to the Company and the Bank a lump sum cash payment as provided for herein (subject to Section 2[d]) in the event the Employee's employment is terminated, voluntarily or involuntarily, in connection with or within two years after a change in control of the Company or of the Bank, unless such termination occurs by virtue of normal retirement, permanent and total disability (as defined in Section 22[e] of the Internal Revenue Code of 1986, as amended [the "Code"] or death, or termination by the Company or the Bank for "Cause" (as defined in Section 5[a] below). Subject to Section 2(d) below, the amount of this payment shall be equal to (i) one year's then current compensation (as defined in Section 2[e] below), but not less than such compensation calculated as of the end of the fiscal year preceding such change in control, if the Employee voluntarily terminates his employment without "Good Reason" (as defined in Section 2[b] hereof) or (ii) three times the Employee's "Base Amount" (as hereinafter defined) less one dollar, if the Employee's termination was either voluntary with Good Reason or involuntary (other than for "Cause").

     "The "Base Amount" shall be the Employee's average annualized compensation that was paid by the Company, the Bank or any other subsidiary of the Company or the Bank with respect to the five most recent taxable years of the Employee ending before such change in control. For purposes of this Section, "compensation" shall be based on (i) the Employee's salary; (ii) any bonuses paid to the Employee; and (iii) any deferred compensation. If the Employee has been employed by the Company or the Bank for part but less than all of such five taxable-year period, the "Base Amount" shall be determined by first annualizing the compensation paid to the Employee during the partial taxable year included in the period of employment, in accordance with regulations issued under Section 280G of the Code, and then dividing the sum of the compensation paid during the full taxable year(s) plus the annualized compensation paid during the partial year by the number of full and partial taxable years included in the period of employment.

     "Payment under this Section 2(a) shall be in lieu of any amount which may be otherwise owed to the Employee as damages for the loss of employment."

     2. Except as amended hereby, the other provisions of Section 2(a) and the remaining terms of the Agreement shall continue and shall remain in full force and effect in all respects.

     3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                             ST. PAUL BANCORP, INC.


______________________________      BY:______________________________
                                         Joseph C. Scully
                                         Chairman of the Board


ATTEST:                             ST. PAUL FEDERAL BANK FOR SAVINGS


______________________________      BY:_______________________________
                                         Joseph C. Scully
                                         Chairman of the Board


                                    EMPLOYEE


                                    __________________________________

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT
                    ----------------------------------------



     This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of December 19, 1994, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and THOMAS J. RINELLA ("the Employee").

     WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992 (the "Agreement");

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

     NOW, THEREFORE, it is AGREED as follows:

     1. The first paragraph of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

          "(a) If during the term of this Agreement there is a change in control of the Company or the Bank (as hereinafter defined), the Employee shall be entitled to receive as a severance payment for services previously rendered to the Company and the Bank a lump sum cash payment as provided for herein (subject to Section 2[d]) in the event the Employee's employment is terminated, voluntarily or involuntarily, in connection with or within two years after a change in control of the Company or of the Bank, unless such termination occurs by virtue of normal retirement, permanent and total disability (as defined in Section 22[e] of the Internal Revenue Code of 1986, as amended [the "Code"] or death, or termination by the Company or the Bank for "Cause" (as defined in Section 5[a] below). Subject to Section 2(d) below, the amount of this payment shall be equal to (i) one year's then current compensation (as defined in Section 2[e] below), but not less than such compensation calculated as of the end of the fiscal year preceding such change in control, if the Employee voluntarily terminates his employment without "Good Reason" (as defined in Section 2[b] hereof) or (ii) three times the Employee's "Base Amount" (as hereinafter defined) less one dollar, if the Employee's termination was either voluntary with Good Reason or involuntary (other than for "Cause").

     "The "Base Amount" shall be the Employee's average annualized compensation that was paid by the Company, the Bank or any other subsidiary of the Company or the Bank with respect to the five most recent taxable years of the Employee ending before such change in control. For purposes of this Section, "compensation" shall be based on (i) the Employee's salary; (ii) any bonuses paid to the Employee; and (iii) any deferred compensation. If the Employee has been employed by the Company or the Bank for part but less than all of such five taxable-year period, the "Base Amount" shall be determined by first annualizing the compensation paid to the Employee during the partial taxable year included in the period of employment, in accordance with regulations issued under Section 280G of the Code, and then dividing the sum of the compensation paid during the full taxable year(s) plus the annualized compensation paid during the partial year by the number of full and partial taxable years included in the period of employment.

     "Payment under this Section 2(a) shall be in lieu of any amount which may be otherwise owed to the Employee as damages for the loss of employment."

     2. Except as amended hereby, the other provisions of Section 2(a) and the remaining terms of the Agreement shall continue and shall remain in full force and effect in all respects.

     3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                             ST. PAUL BANCORP, INC.


______________________________      BY:________________________________
                                         Joseph C. Scully
                                         Chairman of the Board


ATTEST:                             ST. PAUL FEDERAL BANK FOR SAVINGS


______________________________      BY:________________________________
                                         Joseph C. Scully
                                         Chairman of the Board


                                    EMPLOYEE


                                    ___________________________________

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT
                    ----------------------------------------



     This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of December 19, 1994, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and DONALD G. ROSS ("the Employee").

     WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992 (the "Agreement");

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

     NOW, THEREFORE, it is AGREED as follows:

     1. The first paragraph of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

          "(a) If during the term of this Agreement there is a change in control of the Company or the Bank (as hereinafter defined), the Employee shall be entitled to receive as a severance payment for services previously rendered to the Company and the Bank a lump sum cash payment as provided for herein (subject to Section 2[d]) in the event the Employee's employment is terminated, voluntarily or involuntarily, in connection with or within two years after a change in control of the Company or of the Bank, unless such termination occurs by virtue of normal retirement, permanent and total disability (as defined in Section 22[e] of the Internal Revenue Code of 1986, as amended [the "Code"] or death, or termination by the Company or the Bank for "Cause" (as defined in Section 5[a] below). Subject to Section 2(d) below, the amount of this payment shall be equal to (i) one year's then current compensation (as defined in Section 2[e] below), but not less than such compensation calculated as of the end of the fiscal year preceding such change in control, if the Employee voluntarily terminates his employment without "Good Reason" (as defined in Section 2[b] hereof) or (ii) three times the Employee's "Base Amount" (as hereinafter defined) less one dollar, if the Employee's termination was either voluntary with Good Reason or involuntary (other than for "Cause").

     "The "Base Amount" shall be the Employee's average annualized compensation that was paid by the Company, the Bank or any other subsidiary of the Company or the Bank with respect to the five most recent taxable years of the Employee ending before such change in control. For purposes of this Section, "compensation" shall be based on (i) the Employee's salary; (ii) any bonuses paid to the Employee; and (iii) any deferred compensation. If the Employee has been employed by the Company or the Bank for part but less than all of such five taxable-year period, the "Base Amount" shall be determined by first annualizing the compensation paid to the Employee during the partial taxable year included in the period of employment, in accordance with regulations issued under Section 280G of the Code, and then dividing the sum of the compensation paid during the full taxable year(s) plus the annualized compensation paid during the partial year by the number of full and partial taxable years included in the period of employment.

     "Payment under this Section 2(a) shall be in lieu of any amount which may be otherwise owed to the Employee as damages for the loss of employment."

     2. Except as amended hereby, the other provisions of Section 2(a) and the remaining terms of the Agreement shall continue and shall remain in full force and effect in all respects.

     3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                             ST. PAUL BANCORP, INC.


______________________________      BY:________________________________
                                         Joseph C. Scully
                                         Chairman of the Board


ATTEST:                             ST. PAUL FEDERAL BANK FOR SAVINGS


______________________________      BY:_______________________________
                                         Joseph C. Scully
                                         Chairman of the Board


                                    EMPLOYEE

                                    ___________________________________

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT
                    ----------------------------------------



     This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of December 19, 1994, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and CLIFFORD M. SLADNICK ("the Employee").

     WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992 (the "Agreement");

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

     NOW, THEREFORE, it is AGREED as follows:

     1. The first paragraph of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

          "(a) If during the term of this Agreement there is a change in control of the Company or the Bank (as hereinafter defined), the Employee shall be entitled to receive as a severance payment for services previously rendered to the Company and the Bank a lump sum cash payment as provided for herein (subject to Section 2[d]) in the event the Employee's employment is terminated, voluntarily or involuntarily, in connection with or within two years after a change in control of the Company or of the Bank, unless such termination occurs by virtue of normal retirement, permanent and total disability (as defined in Section 22[e] of the Internal Revenue Code of 1986, as amended [the "Code"] or death, or termination by the Company or the Bank for "Cause" (as defined in Section 5[a] below). Subject to Section 2(d) below, the amount of this payment shall be equal to (i) one year's then current compensation (as defined in Section 2[e] below), but not less than such compensation calculated as of the end of the fiscal year preceding such change in control, if the Employee voluntarily terminates his employment without "Good Reason" (as defined in Section 2[b] hereof) or (ii) three times the Employee's "Base Amount" (as hereinafter defined) less one dollar, if the Employee's termination was either voluntary with Good Reason or involuntary (other than for "Cause").

     "The "Base Amount" shall be the Employee's average annualized compensation that was paid by the Company, the Bank or any other subsidiary of the Company or the Bank with respect to the five most recent taxable years of the Employee ending before such change in control. For purposes of this Section, "compensation" shall be based on (i) the Employee's salary; (ii) any bonuses paid to the Employee; and (iii) any deferred compensation. If the Employee has been employed by the Company or the Bank for part but less than all of such five taxable-year period, the "Base Amount" shall be determined by first annualizing the compensation paid to the Employee during the partial taxable year included in the period of employment, in accordance with regulations issued under Section 280G of the Code, and then dividing the sum of the compensation paid during the full taxable year(s) plus the annualized compensation paid during the partial year by the number of full and partial taxable years included in the period of employment.

     "Payment under this Section 2(a) shall be in lieu of any amount which may be otherwise owed to the Employee as damages for the loss of employment."

     2. Except as amended hereby, the other provisions of Section 2(a) and the remaining terms of the Agreement shall continue and shall remain in full force and effect in all respects.

     3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                             ST. PAUL BANCORP, INC.


______________________________      BY:________________________________
                                         Joseph C. Scully
                                         Chairman of the Board


ATTEST:                             ST. PAUL FEDERAL BANK FOR SAVINGS


______________________________      BY:________________________________
                                         Joseph C. Scully
                                         Chairman of the Board


                                    EMPLOYEE

                                    ___________________________________

                                       2